Exhibit 99.1

SkyWater Technology Reports First Quarter 2021 Results

Record Net Sales of $48 Million

BLOOMINGTON, Minn., – May 18, 2021 – SkyWater Technology (NASDAQ: SKYT) today announced financial results for the first quarter of 2021, ended April 4, 2021.

•	Net sales grew 30% year-over-year to $48.1 million

•	Net loss to shareholders of $2.8 million, or (6%) of net sales

•	Adjusted EBITDA of $5.6 million, or 12% of net sales

“SkyWater delivered record net sales in our first quarter driven by continued growth in our Advanced Technology Services (ATS) business,” said SkyWater Technology president and chief executive officer Thomas Sonderman. “Our Minnesota fab is ramping automotive and IoT-related production activities as we see significant increases in demand while continuing to transition customers from ATS into volume Wafer Services. During the quarter we also engaged with several new partners in both our ATS business and as part of our 130 nanometer (nm) mixed-signal offering.”

Mr. Sonderman continued, “The start-up of SkyWater’s Advanced Packaging fab in Florida is progressing as planned with the existing Department of Defense program commencement underway. Completing our initial public offering in April, while delivering a strong quarter, is a testament to the dedication and tenacity of SkyWater’s employees as we co-create the next generation of disruptive technologies with our customers.”

In USD millions	Q1 21	Q1 20	Y/Y	Q4 20	Q/Q
Advanced Technology Services sales	$38.1	$23.6	61%	$26.3	45%
Wafer Services sales	$10.0	$13.3	(25%)	$13.5	(26%)
Net sales	$48.1	$36.9	30%	$39.8	21%
Gross Profit	$9.2	$6.4	43%	$4.8	91%
Gross Margin	19.1%	17.4%	170 bps	12.0%	710 bps
Net loss to shareholders	($2.8)	($1.4)	(104%)	($12.3)	77%
Net loss to shareholders margin	(5.8%)	(3.7%)	(210) bps	(30.9%)	2,510 bps
Adjusted EBITDA	$5.6	$5.3	5%	$0.4	1,370%
Adjusted EBITDA margin	11.7%	14.5%	(280) bps	1.0%	1,070 bps

Q1 2021 Results:

•

Net Sales: Net sales of $48.1 million increased 30% year-over-year. Advanced Technology Services sales of $38.1 million increased 61% and Wafer Services sales of $10.0 million decreased 25% compared to the first quarter of 2020.

•	Gross Profit: Gross profit was $9.2 million, or 19% of sales, compared to $6.4 million, or 17% of sales, in the first quarter of 2020.

•	Net Loss: Net loss to shareholders of $2.8 million, or (6%) of sales, compared to a net loss to shareholders of $1.4 million, or (4%) of sales, in the first quarter of 2020.

•	Adjusted EBITDA: Adjusted EBITDA, a non-GAAP measure, was $5.6 million, or 12% of sales, compared to $5.3 million or 14% of sales in the first quarter of 2020.

A reconciliation between historical GAAP and non-GAAP information is contained in the tables below in the section titled “Non-GAAP Financial Measures”.

Recent Business Highlights:

•	Completed our initial public offering and began trading on the NASDAQ market on April 21, 2021. Net proceeds from the IPO were approximately $100 million.

•

Our subsidiary, SkyWater Florida, launched operations of a state-of-the-art advanced packaging facility, through agreements with the government of Osceola County Florida, and ICAMR, Inc., a Florida non-profit, on January 25, 2021.

•	Launched the first Google-sponsored open-source 130 nm multi-project wafer (MPW) shuttle.

•	Expanded Wafer Services support for Leonardo DRS with an accelerated production ramp of thermal imaging products.

•	Began processing copper interconnects in our newly commission fab in support of developing radiation-hardened process technology (RH90).

Investor Webcast

SkyWater will host a conference call on Wednesday, May 19, 2021, at 9:00 a.m. CT to discuss its first quarter financial results. A live webcast of the call will be available online at ir.skywatertechnology.com.

About SkyWater Technology

SkyWater is a U.S.-owned and U.S.-based pure play semiconductor foundry and is a DOD-accredited Trusted supplier, specializing in custom technology development services, volume manufacturing, and advanced packaging capabilities. Through its Technology Foundry model, SkyWater’s world-class operations in Bloomington, Minnesota and Kissimmee, Florida provide unique processing capabilities to enable quality production and advanced packaging for mixed-signal CMOS, power, rad-hard and ROIC solutions. SkyWater’s Advanced Technology Services empower development of superconducting and 3D ICs, along with carbon nanotube, photonic and MEMS devices. The company serves customers in growing markets such as aerospace & defense, automotive, biomedical, cloud & computing, consumer, industrial and IoT. Please visit www.skywatertechnology.com/ for more information.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that are based on the Company’s current expectations or forecasts of future events, rather than past, events and outcomes, and such statements are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company’s future business, results of operations, financial performance, plans and objectives, competitive position, market trends, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as “intends,” “estimates,” “predicts,” “potential,” “continues,” “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will”, “targets,” “projects,” “seeks” or the negative of these terms or other comparable terminology.

Forward-looking statements are subject to risks, uncertainties and assumptions, which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors that could cause the Company’s actual results to be different than expected or anticipated include, but are not limited to: our goals and strategies; our future business development, financial condition and results of operations; our ability to continue operating our sole semiconductor foundry at full capacity; our ability to appropriately respond to changing technologies on a timely and cost-effective basis; our customer relationships and our ability to retain and expand our customer relationships; our ability to accurately predict our future revenues for the purpose of appropriately budgeting and adjusting our expenses; our ability to diversify our customer base and develop relationships in new markets; our expectations regarding dependence on our largest customer; the performance and reliability of our third-party suppliers and manufacturers; our ability to control costs, including our operating and capital expenses; the size and growth potential of the markets for our solutions, and our ability to serve and expand our presence in those markets; the level of demand in our customers’ end markets; our ability to attract, train and retain key qualified personnel; adverse litigation judgments, settlements or other litigation-related costs; changes in trade policies, including the imposition of tariffs; our ability to raise additional capital or financing; our ability to accurately forecast demand; the impact of the COVID-19 pandemic on our business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy; our ability to maintain compliance with certain U.S. Government contracting requirements; regulatory developments in the United States and foreign countries; our ability to protect our intellectual property rights; and other factors discussed in the “Risk Factors” section of the prospectus the Company filed with the SEC on April 22, 2021 and in other documents that the Company files with the SEC, which are available at http://www.sec.gov. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

SKYT-IR

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SkyWater Investor Contact: Heather Davis | investor@skywatertechnology.com

SkyWater Media Contact: Lauri Julian | 949.280.5602 | lauri.julian@skywatertechnology.com

CMI ACQUISITION, LLC AND SUBSIDIARIES (now known as SKYWATER TECHNOLOGY, INC.)

Consolidated Balance Sheets

(Unaudited)

	April 4, 2021	January 3, 2021
	(in thousands, except unit data)
Assets
Current assets:
Cash and cash equivalents	$4,216	$7,436
Accounts receivable, net	26,730	29,995
Inventories	31,230	27,169
Prepaid expenses and other current assets	8,009	11,972

Total current assets	70,185	76,572

Property and equipment, net	173,174	178,078
Intangible assets, net	4,345	4,561
Other assets	4,607	3,998

Total assets	$252,311	$263,209

Liabilities and Members’ Equity (Deficit)
Current liabilities:
Current portion of long-term debt	$3,853	$2,772
Accounts payable	15,845	16,792
Accrued expenses	22,107	25,496
Income taxes payable	4,517	1,710
Current portion of contingent consideration	6,641	8,904
Deferred revenue - current	22,537	30,653

Total current liabilities	75,500	86,327

Long-term liabilities:
Long-term debt, less current portion and unamortized debt issuance costs	81,688	69,828
Contingent consideration, less current portion	959	1,996
Long-term incentive plan	3,415	3,185
Deferred revenue - long-term	89,001	95,399
Deferred income tax liability, net	6,361	8,058

Total long-term liabilities	181,424	178,466

Total liabilities	256,924	264,793

Commitments and contingencies
Members’ equity (deficit):
Class A Preferred Units (2,000,000 Class A Preferred Units authorized; none issued and outstanding)	—	—
Class B Preferred Units (18,000,000 Class B Preferred Units authorized; 18,000,000 Units issued and outstanding)	—	—
Common Units (5,000,000 Common Units authorized; 3,057,344 Units issued and 2,105,936 and 2,107,452 outstanding at April 4, 2021 and January 3, 2021, respectively)	3,772	3,767
Retained deficit	(6,594)	(3,783)

Total members’ deficit, CMI Acquisition, LLC	(2,822)	(16)
Non-controlling interests	(1,791)	(1,568)

Total members’ deficit	(4,613)	(1,584)

Total liabilities and members’ deficit	$252,311	$263,209

The accompanying notes are an integral part of these consolidated financial statements.

CMI ACQUISITION, LLC AND SUBSIDIARIES (now known as SKYWATER TECHNOLOGY, INC.)

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended
	April 4, 2021	March 29, 2020
	(in thousands)
Net sales	$48,101	$36,904
Cost of sales	38,935	30,480

Gross profit	9,166	6,424
Research and development	1,927	662
Selling, general and administrative expenses	8,603	5,633
Change in fair value of contingent consideration	56	841

Operating loss	(1,420)	(712)
Other expense:
Change in fair value of warrant liability	—	(141)
Interest expense	(1,058)	(1,462)

Total other expense	(1,058)	(1,603)

Loss before income taxes	(2,478)	(2,315)
Income tax benefit	(425)	(943)

Net loss	(2,053)	(1,372)
Less: net income attributable to non-controlling interests	758	—

Net loss attributable to CMI Acquisition, LLC	$(2,811)	$(1,372)

The accompanying notes are an integral part of these consolidated financial statements.

CMI ACQUISITION, LLC AND SUBSIDIARIES (now known as SKYWATER TECHNOLOGY, INC.)

Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended
	April 4, 2021	March 29, 2020
	(in thousands)
Cash flows from operating activities:
Net loss	$(2,053)	$(1,372)
Adjustments to reconcile net loss to net cash flows provided by (used in) operating activities:
Depreciation and amortization	6,482	4,322
Foundry services obligation	—	(2,055)
Gain on sale of property and equipment	—	(223)
Amortization of debt issuance costs included in interest expense	160	387
Long-term incentive and unit-based compensation	235	676
Change in fair value of warrant liability	—	141
Change in fair value of contingent consideration	56	841
Cash paid for contingent consideration in excess of initial valuation	(3,356)	—
Deferred income taxes	(1,697)	1,146
Non-cash revenue related to customer equipment	(2,481)	—
Changes in operating assets and liabilities:
Accounts receivable	3,265	13,754
Inventories	(4,061)	474
Prepaid expenses and other assets	4,546	(3,993)
Accounts payable	3,595	(696)
Accrued expenses	(1,408)	5,835
Deferred revenue	(14,514)	33,489
Income tax payable and receivable	2,807	(2,275)

Net cash (used in) provided by operating activities	(8,424)	50,451

Cash flows from investing activities:
Purchase of software and licenses	(219)	—
Proceeds from sale of property and equipment	—	650
Purchases of property and equipment	(5,178)	(11,425)

Net cash used in investing activities	(5,397)	(10,775)

Cash flows from financing activities:
Repayment of term loan	—	(1,787)
Net (repayment on) proceeds from line of credit	—	(9,822)
Net proceeds from Revolver	13,030	—
Repayment of Financing	(249)	—
Cash paid for debt issuance costs	—	(100)
Cash paid for offering costs	(1,199)	—
Cash paid for contingent consideration	—	(2,539)
Distributions to VIE member	(981)	—

Net cash provided by (used in) financing activities	10,601	(14,248)

Net change in cash and cash equivalents	(3,220)	25,428
Cash and cash equivalents - beginning of period	7,436	4,605

Cash and cash equivalents - end of period	$4,216	$30,033

Supplemental disclosure of cash flow information:
Cash paid (received) during the period for:
Interest	$1,009	$1,166
Income taxes	$(1,534)	$—
Supplemental disclosures of noncash investing and financing activity:
Capital expenditures incurred, not yet paid	$6,622	$12,853
Equipment acquired through capital lease obligations	$2,470	$—

The accompanying notes are an integral part of these consolidated financial statements.

Non-GAAP Financial Measures

The following table presents a reconciliation of net loss to adjusted EBITDA, our most directly comparable financial measure calculated and presented in accordance with U.S. GAAP.

Adjusted EBITDA

Adjusted EBITDA is not a financial measure determined in accordance with U.S. GAAP. We define adjusted EBITDA as net income or loss before interest expense, income tax provision (benefit), depreciation and amortization, equity-based compensation and certain other items that we do not view as indicative of our ongoing performance, including fair value changes in contingent consideration, fair value changes in warrants and management fees.

We believe adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. We exclude the items listed above from net income or loss in arriving at adjusted EBITDA because these amounts can vary substantially within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income determined in accordance with U.S. GAAP. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an indication that our results will be unaffected by the items excluded from adjusted EBITDA. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, the exclusion of these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual, unless otherwise expressly indicated.

	First Quarter Ended
	April 4, 2021	March 29, 2020
	(in thousands)
Net loss	$(2,053)	$(1,372)
Interest expense	1,058	1,462
Income tax benefit	(425)	(943)
Depreciation and amortization	6,482	4,322

EBITDA	5,062	3,469
Fair value changes in contingent consideration (1)	56	841
Equity-based compensation (2)	235	676
Fair value changes in warrants (3)	—	141
Management fees (4)	276	222

Adjusted EBITDA	$5,629	$5,349

(1)	Represents non-cash valuation adjustment of contingent consideration to fair market value during the period.
(2)	Represents non-cash equity-based compensation expense.
(3)	Represents non-cash valuation adjustment of warrants to fair market value during the period.
(4)

Represents a related party transaction with Oxbow, our principal financial investor. As these fees are not part of the core business, will not continue after our IPO and are excluded from management’s assessment of the business, we believe it is useful to investors to view our results excluding these fees.